Preferred Stock	12 Months Ended
Dec. 31, 2011
Preferred Stock [Abstract]
Preferred Stock
(15) Preferred Stock

On January 9, 2009, the Company issued to the United States Department of the Treasury (Treasury), in exchange for aggregate consideration of $28.0 million, (1) 28,000 shares of the Company's Fixed Rate Cumulative Perpetual Preferred Stock, Series A, (the Preferred Stock), and (2) a warrant (the Warrant) to purchase up to 500,000 shares (the Warrant Common Stock) of the Company's common stock.

The Preferred Stock qualifies as Tier 1 capital and pays cumulative cash dividends quarterly at a rate of 5 percent per annum for the first five years, and 9 percent per annum thereafter.  The Preferred Stock is nonvoting, other than class voting rights on certain matters that could adversely affect the Preferred Stock. The Preferred Stock may be redeemed by the Company on or after February 15, 2012 at the liquidation preference of $1,000 per share plus any accrued and unpaid dividends.  Prior to this date, the Preferred Stock may not be redeemed unless the Company has received aggregate gross proceeds from one or more qualified equity offerings of any Tier 1 perpetual preferred or common stock of the Company equal to $7.0 million.  Subject to certain limited exceptions, until January 9, 2012, or such earlier time as all Preferred Stock has been redeemed, the Company will not, without the Treasury's consent, be able to increase its dividend rate per share of common stock or repurchase its common stock.

The Warrant may be exercised on or before January 9, 2019 at an exercise price of $8.40 per share.  The Treasury may not exercise voting power with respect to any shares of Warrant Common Stock until the Warrant has been exercised.

Upon receipt of the aggregate consideration from the Treasury on January 9, 2009, the Company allocated the $28,000,000 proceeds on a pro rata basis to the Preferred Stock and the Warrant based on relative fair values.  As a result, the Company allocated $27,220,000 of the aggregate proceeds to the Preferred Stock, and $780,000 was allocated to the Warrant.  The discount recorded on the Preferred Stock that resulted from allocating a portion of the proceeds to the Warrant is being accreted directly to retained earnings over a 5-year period applying a level yield.